                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4058

                              THE KOREA FUND, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       12/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

The Korea Fund, Inc.

Semiannual Report to Stockholders

December 31, 2004

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment in Korean securities

Investment Characteristics

investments in a broad spectrum of Korean industries

closed-end investment company

first United States investment company authorized to invest in Korean securities a vehicle for international diversification through participation in the Korean economy a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheKoreaFund.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank Korea Inc.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — KF

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Stockholder Meeting Results

Click Here Privacy Statement

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager John J. Lee discusses the market environment, fund performance and his strategy in managing The Korea Fund, Inc. during the six-month period ended December 31, 2004.

Q:  How did South Korea's stock market perform during the past six months?

A:  Korea* provided robust performance during the second half of 2004, returning 26.50% as measured by the KOSPI.1 The reporting period began on a down note, as the index initially fell from 786 on June 30 to 720 by August 2. From this low, the market staged a two-month rally, bringing the index to 887 by October 6. Stocks subsequently moved into a tight trading range that lasted for almost the entire fourth quarter. Only on the final trading day of the year did the KOSPI surpass its October high, closing at 896.

* Please note that for the purposes of this report, the term "Korea" refers to South Korea. North Korea is identified as such.

1 KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchange. The index is calculated using closing locqal market prices and converts to US dollars using the London close foreign exchange rates.

For the six-month period, the Korean market outperformed the broader world markets as measured by the 10.82% return of the MSCI World Index.2 Relative to its larger Asian peers, Korea outpaced Japan, Taiwan and Singapore, but trailed Hong Kong and India.

2 The MSCI World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of all dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Returns for dollar-based investors were boosted by the rising value of the Korean won in relation to the US dollar: On December 31, 2004, 1048 won were required to purchase one US dollar, an improvement from the 1153 level of June 30 and 1195 of one year ago.

Q:  How did the fund perform during the semiannual period?

A:  For the six months ended December 31, 2004, the net asset value (NAV) total return of the The Korea Fund was 22.93%. Its share price — quoted on the NYSE — returned 31.13% to close at $24.06 per share, representing a discount of 6.74% to NAV. Past performance is no guarantee of future results. Performance of the exchange-traded shares was helped by the announcement on December 15, 2004 that the fund's Board of Directors had approved a series of measures designed to enhance shareholder value. Please see page 13 for information associated with this announcement.

Q:  What factors helped and hurt performance?

A:   The fund continues to benefit from its positions in small- and mid-cap stocks. As we have stated in recent shareholder reports, we believe this is the best area of the market in which to find fast-growing, undervalued and underfollowed companies. About 30% of the fund is now invested in this area, compared with approximately 19% within the benchmark index. Due to the nature of the fund's tender offer, our ability to own and continue to purchase such companies will not be affected by the transaction. A notable detractor from performance was a position in DAUM, a Korean internet stock that declined sharply during the reporting period. The stock is no longer held in the portfolio.

Smaller companies that have performed well for the fund include:

Insun ENT Co., Ltd.: A company that specializes in recycling cement and reengineering used building materials, Insun ENT has experienced average annual sales and earnings growth in excess of 50% over the past five years and trades at just seven times earnings.

Korea Express Co., Ltd.: This parcel delivery company, which is similar to United Parcel Service in the US, holds a 40% market share and has been experiencing average annual earnings growth in excess of 20%, yet continues to trade at just three times earnings.

SFA Engineering Corp.: A leading maker of components for flat panel displays and a supplier to Samsung Electronics Co., Ltd., SFA has generated average earnings growth of 50% per year for the past three years and boasts a return on equity of over 40%. Still, it trades at just one time EBITDA (earnings before interest, taxes, depreciation and amortization) and one time cash flow.

Seoul Semiconductor Co., Ltd.: This company is one of a few that can manufacture high-end LEDs (light emitting diodes), which are used as backlights for displays in handsets, autos and other lighting devices. The company continues to win business away from its Japanese rivals, and its earnings are expected to grow rapidly in 2005. The potential applications for Seoul Semiconductor's cutting-edge technology are enormous, so we view the company as a significant long-term investment opportunity.

Turning to the larger companies in the fund, our position in SK Corp. generated strong returns. The stock declined sharply in 2003 after its illegal accounting practices were revealed, bringing its price to what we believed to be an attractive level. We began purchasing the stock when it was trading below 10,000 won, and it has since risen to approximately 55,000 won. On the negative side, the fund's position in Samsung Electro-Mechanics Co., Ltd. provided disappointing returns when its restructuring initiatives took longer to unfold than we expected. We have since eliminated the stock from the portfolio.

Samsung Electronics Co, Ltd. and SK Telecom Co., Ltd. both produced sub-par returns. Samsung Electronics performed very well in the first half of the year, but the stock deteriorated in the second half as investors became concerned about slowing computer chip sales and a poor pricing environment in the flat screen television industry. Fortunately, our underweight position (relative to the benchmark) in the stock helped mute the impact of its weak return. In our view, SK Telecom remains a compelling long-term opportunity despite its recent underperformance due to its strong market position, attractive valuation and high dividend yield.

Q:  What is your broad view on the Korean stock market?

A:  Korean stocks have provided competitive returns amid the rally in global equity markets during the past two-plus years. We believe, however, that the foundation is in place for Korea to begin consistently outperforming in the years ahead. In the short term, its performance has been hindered by the comparative weakness in the country's economy. Gross domestic product (GDP) growth is expected to come in lower in 2005 than in 2004, employment growth is sluggish and consumer debt levels — while improving — are still high. Confidence is relatively low as a result, and this has limited stock market participation by both Korean individuals and institutions. Consider, for example, the fact that the percentage of household assets invested in the stock market is only 6%, compared with 26% for other Asian nations. The national pension plan is underinvested as well, with only about 8% of assets invested in the local market. The result is that Korea, at six times 2004 earnings and two times cash flow, trades at a significant valuation discount to its Asian peers.

We believe the potential exists for this discount to narrow in the years ahead. First, and perhaps most notably, Korea's government is actively encouraging pension plans to make investments in the stock market. This initiative is not intended as a short-term boost to market performance, but rather as a means to help ensure that pension assets will be able to grow fast enough to meet future liabilities. Investment in pension plans is increasing at approximately 20% per year, so even a small rise in the percentage of funds invested in equities will lead to significant cash flows into the market. And stocks, despite their strong showing this year, remain attractive from a fundamental standpoint in our view. For instance, the return on equity for stocks in the KOSPI is now approximately 20%. In comparison, this number stood at -3% during the economic crisis of the late 1990s. Dividends are becoming an increasingly important factor as well. And the small-cap area, as we mentioned, is home to a large number of companies experiencing exceptionally rapid earnings growth.

We also remain encouraged by the direction of longer-term trends in Korea. The country's political leadership remains steadfast in its determination to improve corporate governance despite resistance from the old-line industrial conglomerates (the chaebol). An example of a recent reform is a law that allows class action suits in Korea for the first time. In addition, the country remains positioned to benefit from the rapid economic expansion in China. While the markets have been weighing in the possibility of a "hard landing" in China following the government's steps to cool its economy, we believe a recession scenario is unlikely, and that Korea will continue to benefit from the Chinese growth engine for years. Finally, the movement of the economy from more cyclical manufacturing industries and towards a more modern, technology-oriented economy continues to represent an important long-term positive.

Even with these factors in place, the process of the Korean market moving to a valuation level closer to that of its global peers could take many years. In addition, absolute performance could be hurt by any one of several potential risk factors, such as slower global growth, an unexpected jump in US interest rates, or political tension related to North Korea. Nonetheless, we believe the foundation is in place for Korea to deliver attractive long-term performance relative to both the broader world markets and its Asian peers.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Korean Advisor

Deutsche Investment Trust Management Company Limited ("DeITMC"), located at 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 40. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Recent Events

On December 15, 2004, the fund's Board of Directors approved a series of measures designed to enhance shareholder value and to maintain the fund's viability:

an offer to repurchase 50% of the fund's outstanding shares in exchange for portfolio securities of the fund;

a program for future repurchase offers; and

a reduction in the fee paid to the fund's manager, Deutsche Investment Management Americas Inc.

The initial offer would be to repurchase 50% of the fund's outstanding shares at a price of 98% of net asset value on the day after the expiration of the offer. Shareholders exchanging their shares in the offer would receive a pro rata share of the fund's portfolio. Shareholders may sell their share of portfolio securities and receive the cash proceeds.

Launching of the offer would be conditioned on receipt of a ruling from the Internal Revenue Service that the fund would not recognize capital gain as a result of distributing appreciated property to participating shareholders. The offer would also conditioned on approvals by the SEC and by regulators in Korea. The fund currently anticipates receipt of approvals in the first half of 2005.

The board also approved making semi-annual offers, each to repurchase 10% of the fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

In light of the size of the initial offer and the program for subsequent offers, the board announced that the fund would not proceed with its previously announced program of a contingent 10% repurchase offer in the first quarter of 2005 and in the first quarter of 2006.

The board also announced a reduction, effective December 1, 2004, in the fees payable to the fund's manager. Previously, the annual management fee had ranged from 1.15% on the first $50 million of net assets to 0.85% of net assets over $1.050 billion. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the fund's current assets, this represents an overall reduction of approximately 45% in the management fee.

As part of the Board's previously announced review of key aspects of the fund's structure and operations, the board announced that it will be sending out requests for proposals for management of the fund. In the fund's announcement, Robert J. Callander, Chairman of the fund's Board of Directors, said: "The fund's manager DeIM has done well for shareholders in managing the fund, and its capabilities in researching and selecting Korean securities have produced strong investment performance, and has agreed to a substantial reduction in the management fee. However, we will review proposals from other managers with the requisite capabilities and record of performance, so we can compare their proposals with having DeIM continue as the manager."

Mr. Callander stated: "The board of directors of The Korea Fund, which consists entirely of independent directors who have no affiliation with the manager, has taken full account of the results of the annual meeting on October 6 and has considered the views expressed by stockholders. Our objective is to do what is best for the fund and its stockholders — bearing in mind both the desires of some stockholders for liquidity and the fund's record of success in achieving its objective of long-term capital appreciation through investing in Korean securities."

"The board continues to believe that the fund's closed-end structure is in the best interests of stockholders because, under current market conditions, including the emerging nature of the Korean capital markets and the volatility and limited liquidity of many of the fund's holdings, the board believes that the fund is best able to achieve its investment objective as a closed-end fund."

The fund also announced that it expected that William H. Luers would continue as a director until his term expired at the fund's 2005 annual meeting, and that Mr. Callander, because of his responsibilities as Chairman of the Board, had agreed to stand for re-election at the 2005 annual meeting. The fund had previously indicated that both directors were expected to retire in April 2005.

There can be no assurance that the approvals needed for the repurchase offers will be obtained, or that any action proposed or adopted by the board will reduce or eliminate the discount from net asset value at which the fund's shares trade. The fund's announcement is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The repurchase offers referred to in the fund's announcement will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors for free at the Web site of the Securities and Exchange Commission (www.sec.gov), as well as on the fund's Web site at www.CEF.scudder.com. An offer to purchase will not be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

Changes in Officers

On October 6, 2004, the Board of Directors elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund. The Board of Directors also changed the titles of Bruce A. Rosenblum and John Millette, electing Bruce A. Rosenblum as Vice President and Secretary of the fund and John Millette as Assistant Secretary of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has also authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the Board, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended December 31, 2004, the fund repurchased no shares pursuant to this share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheKoreaFund.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's.The fund's NAV is also published weekly in Barron's.

Investment Summary as of December 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund's most recent performance.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	19.75	—	20.42	—	18.62	—	7.28	—
One Year	34.70	34.70	26.03	26.03	27.04	27.04	10.51	10.51
Three Year	102.60	26.54	77.63	21.11	64.06	17.92	29.15	8.89
Five Year	80.35	12.52	41.34	7.17	-4.38	-.89	-12.85	-2.71
Ten Year	53.21	4.36	81.00	6.11	-34.07	-4.08	-12.79	-1.36
Per Share Information and Returns (a)
	Yearly periods ended December 31

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	20.04	13.55	4.44	9.59	23.13	12.79	15.89	16.56	20.97	25.80
Income Dividends ($)	.06	—	—	—	—	.17	.01	.18	.30	.45
Capital Gains Distributions ($)	.36	.60	—	—	—	—	1.53	.67	—	.20
Total Return (%)	4.26	-30.01	-66.50	115.99	141.19	-44.24	42.71	9.39	28.84	26.03

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) Korea Stock Price Index ("KOSPI") in US dollars.

(c) KOSPI in local terms.

KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchange. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of December 31, 2004

Asset Allocation	12/31/04	6/30/04

Common Stocks	84%	84%
Preferred Stocks	15%	16%
Corporate Bonds	1%	—
	100%	100%
Sector Diversification (Sector breakdown of the Fund's equity securities)	12/31/04	6/30/04

Information Technology	25%	30%
Consumer Discretionary	18%	18%
Financials	16%	15%
Materials	12%	10%
Energy	9%	8%
Industrials	7%	6%
Consumer Staples	7%	7%
Telecommunications Services	5%	6%
Health Care	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (63.8% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	17.8%
2. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	8.5%
3. POSCO Manufacturer of hot and cold rolled steel products	7.0%
4. Hyundai Motor Co., Ltd. Manufacturer of motor vehicles	5.6%
5. SK Telecom Co., Ltd. Provider of mobile telecommunication services	5.5%
6. S-Oil Corp. Refines crude oil and sells petroleum and related products	5.1%
7. SK Corp. Refiner of oil in Korea	3.9%
8. Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	3.8%
9. Kookmin Bank Provider of commercial banking services	3.4%
10. Shinsegae Co., Ltd. Operator of discount stores	3.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 84.0%
Consumer Discretionary 12.4%
Auto Components 4.3%
Halla Climate Control Corp.	600,000	5,940,881
Hankook Tire Co., Ltd.	4,464,307	43,987,569
		49,928,450
Automobiles 0.7%
Hanil E-Wha Co., Ltd.	706,950	867,298
Nexen Tire Corp.	400,000	7,380,216
		8,247,514
Hotels Restaurants & Leisure 2.1%
Hotel Shilla Co., Ltd.	858,391	5,199,103
Kangwon Land, Inc.	1,471,530	19,119,087
		24,318,190
Internet & Catalog Retail 0.3%
LG Home Shopping, Inc.	56,200	3,474,498
Media 0.7%
Cheil Communications, Inc.	57,600	8,374,034
Multiline Retail 4.1%
Shinsegae Co., Ltd.	135,787	37,317,814
Taegu Department Store Co., Ltd. (b)	1,336,800	9,930,440
		47,248,254
Textiles, Apparel & Luxury Goods 0.2%
BYC Co., Ltd. (b)	39,530	1,748,912
Consumer Staples 5.1%
Beverages 1.6%
Hite Brewery Co., Ltd.	50,000	4,129,637
Nam Yang Dairy Products Co., Ltd. (b)	43,390	14,963,514
		19,093,151
Food Products 1.4%
CJ Corp.	99,606	6,812,311
Nhong Shim Co., Ltd.	38,229	9,213,809
		16,026,120
Household Products 0.1%
LG Household & Health Care Ltd.	51,511	1,365,898
Tobacco 2.0%
KT&G Corp. 144A (GDR)	413,800	6,082,860
KT&G Corp.	552,570	16,520,519
		22,603,379
Energy 8.6%
Oil & Gas
S-Oil Corp.	827,300	53,544,339
SK Corp.	826,200	45,412,268
		98,956,607
Financials 13.1%
Banks 4.4%
Jeonbuk Bank (b)	2,787,695	11,848,781
Kookmin Bank (ADR)*	100,917	3,943,836
Kookmin Bank*	909,198	35,570,440
		51,363,057
Diversified Financial Services 0.5%
Nong Shim Holdings Co., Ltd.	22,521	1,277,031
Samsung Securities Co., Ltd.	164,720	3,993,887
Telephus Co., Ltd.* (b) (d) (e)	2,266,667	328,439
		5,599,357
Insurance 8.2%
Korean Reinsurance Co.	1,643,310	7,452,995
Oriental Fire & Marine Insurance Co. (b)	584,860	9,802,281
Samsung Fire & Marine Insurance Co., Ltd.	979,625	77,124,650
		94,379,926
Health Care 0.5%
Pharmaceuticals
Choongwae Pharma Corp.	88,600	1,566,248
Yuhan Corp.	46,500	3,907,941
		5,474,189
Industrials 7.4%
Commercial Services & Supplies 2.4%
Insun ENT Co., Ltd.	377,203	7,415,071
S1 Corp.	564,270	19,895,532
		27,310,603
Construction & Engineering 0.3%
Ssangyong Engineering & Construction Co., Ltd.*	461,200	2,967,148
Industrial Conglomerates 2.9%
Anycell, Inc. (b) (d) (e) (i)	1,250,000	0
Daeyang E&C Ltd.*	1,153,948	4,469,988
Hyundai Mobis	350,480	22,175,850
SFA Engineering Corp.	466,200	7,430,738
		34,076,576
Machinery 0.5%
HS R&A Co., Ltd.	144,800	783,307
Samsung Climate Control Co., Ltd. (b)	827,630	5,092,739
		5,876,046
Trading Companies & Distributors 0.7%
Jahwa Electronics Co., Ltd.	779,900	8,061,177
Transportation Infrastructure 0.6%
Korea Express Co., Ltd.*	301,880	7,392,444
Information Technology 19.9%
Computers & Peripherals 0.1%
Ahnlab, Inc.*	89,600	1,471,407
Electronic Equipment & Instruments 4.2%
Dae Duck Electronics Co., Ltd.	360,901	3,165,553
Hankuk Electric Glass Co., Ltd.	142,400	6,589,026
Interflex Co., Ltd. (b)	667,800	11,192,359
Mtekvision Co., Ltd.*	83,200	2,620,093
Samsung SDI Co., Ltd.	209,956	22,918,304
SE Co., Ltd. (b) (d) (e)	636,950	1,932,016
		48,417,351
Internet Software & Services 0.5%
NCsoft Corp.*	70,000	5,666,538
Semiconductors & Semiconductor Equipment 15.1%
NEPES Corp.*	358,890	3,362,860
Phicom Corp.*	1,060,000	5,908,230
Samsung Electronics Co., Ltd. (j)	340,299	148,091,866
Seoul Semiconductor Co., Ltd. (b)	1,003,900	16,195,064
		173,558,020
Materials 11.5%
Chemicals 1.4%
Korea Fine Chemical Co.	3,803	32,659
LG Chemical Ltd.	212,486	8,467,009
Samsung Fine Chemicals Co., Ltd.	425,000	7,307,767
		15,807,435
Construction Materials 0.4%
Sungshin Cement Co., Ltd.	276,200	4,669,146
Containers & Packaging 0.3%
Youlchon Chemical Co., Ltd.	351,300	3,393,547
Metals & Mining 9.4%
Dongkuk Steel Mill Co., Ltd.	1,170,900	20,189,881
Korea Iron & Steel Co., Ltd.	227,200	5,311,283
POSCO	443,000	80,024,150
Samwoo EMC Co., Ltd. (b)	754,800	2,307,711
SeAH Steel Corp.	77,110	1,229,052
		109,062,077
Telecommunication Services 5.5%
Wireless Telecommunication Services
SK Telecom Co., Ltd.	329,990	62,797,556
Total Common Stocks (Cost $355,310,288)		968,728,607

	Principal Amount ($)	Value ($)

Convertible Bond 0.4%
Consumer Staples 0.0%
Haitai Confectionery Loan Certificates, Zero Coupon, 11/28/2009 (d) (f) (g)	15,820,881	14,108
Financials 0.4%
LG Card Co., Ltd., 3.0%, 2/12/2009	6,000,000,000	4,868,624
Total Convertible Bond (Cost $2,617,328)		4,882,732
	Shares	Value ($)

Preferred Stocks 15.2%
Consumer Discretionary 5.6%
Automobiles 5.6%
Hyundai Motor Co. 144A (GDR)	3,020,000	42,280,000
Hyundai Motor Co. (2nd)	738,593	22,153,509
		64,433,509
Hotels Restaurants & Leisure 0.0%
Hotel Shilla Co., Ltd.	32,070	150,251
Consumer Staples 1.4%
Beverages 0.0%
Nam Yang Dairy Products Co., Ltd. (b)	1,160	246,522
Food Products 1.3%
CJ Corp.	297,200	10,220,556
CJ Corp. (2nd)	50,335	2,645,116
CJ Corp. (3rd) (convertible)	30,201	1,554,978
		14,420,650
Household Products 0.1%
LG Household & Health Care Ltd.	46,788	881,343
Energy 0.5%
Oil & Gas
S-Oil Corp.	156,040	5,441,503
Financials 2.2%
Diversified Financial Services 0.5%
Daishin Securities Co., Ltd.	665,500	5,753,695
Insurance 1.7%
Samsung Fire & Marine Insurance Co., Ltd.	533,850	20,060,631
Information Technology 5.1%
Electronic Equipment & Instruments 0.2%
Samsung SDI Co., Ltd.	34,318	2,201,232
Semiconductors & Semiconductor Equipment 4.9%
Samsung Electronics Co., Ltd. (j)	198,201	57,151,273
Materials 0.4%
Chemicals
LG Chemical Ltd.	193,003	4,716,940
Total Preferred Stocks (Cost $38,781,505)		175,457,549

Investment Fund 0.1%
Hankang Restructuring Fund (d) (h) (i) (Cost $1,644,658)	1,724,310	1,465,797

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 2.24% (c) (Cost $642,223)	642,223	642,223
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $398,996,002) (a)	99.8	1,151,176,908
Other Assets and Liabilities, Net	0.2	2,244,797
Net Assets	100.0	1,153,421,705

* Non-income producing security.

(a) The cost for federal income tax purposes was $401,123,190. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $750,053,718. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $761,063,272 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,009,554.

(b) Affiliated issuers (see Notes to Financial Statements).

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $3,740,360 (0.3% of net assets at December 31, 2004). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2004 aggregated $12,621,745. The securities may also have certain restrictions as to resale.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

The issuer of SE Co., Ltd. has given the Fund a put option at cost, payable on demand until it has an initial public offering. Information concerning such private placement securities at December 31, 2004 is as follows:

Restricted Securities	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
Anycell, Inc.	12/22/2000	2,020,774	—	—
SE Co., Ltd.	12/22/2000	1,616,637	1,932,016	0.2%
Telephus Co., Ltd.	6/10/2004	2,919,708	328,439	0.0%
Total Restricted Securities		6,557,119	2,260,455	0.2%

(f) Company in restructuring process, principal only subject to repayment.

(g) Principal amount stated in Korean Won.

(h) The Fund owns 1.36% of the outstanding shares of Hankang Restructuring Fund, which is managed by Deutsche Investment Management Americas Inc.

(i) Company is in process of liquidation.

(j) At December 31, 2004, 17.8% of the Fund's investment portfolio is invested in Samsung Electronics Co., Ltd.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments in securities, at value: Unaffiliated issuers (cost $329,806,576)	$ 1,064,945,907
Affiliated issuers (cost $68,547,203)	85,588,778
Investment in Scudder Cash Management QP Trust, at value (cost $642,223)	642,223
Total investments in securities, at value (cost $398,996,002)	1,151,176,908
Korean Won, at value (cost $14,706,593)	15,299,141
Receivable for investments sold	17,168
Dividends receivable	17,267,543
Interest receivable	61,877
Other assets	48,238
Total assets	1,183,870,875
Liabilities
Distributions payable	29,055,971
Accrued management fee	542,140
Other accrued expenses and payables	851,059
Total liabilities	30,449,170
Net assets, at value	$ 1,153,421,705
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(390,770)
Net unrealized appreciation (depreciation) on: Investments	752,180,906
Won related transactions	672,495
Accumulated net realized gain (loss)	(7,266,378)
Cost of 5,307,409 shares held in treasury	(113,730,575)
Paid-in capital	521,956,027
Net assets, at value	$ 1,153,421,705
Net Asset Value per share ($1,153,421,705 ÷ 44,701,493 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 25.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2004
Investment Income
Income: Dividends — unaffiliated issuers (net of foreign taxes withheld of $3,787,760)	$ 18,768,798
Dividends — affiliated issuers (net of foreign taxes withheld of $144,150)	726,447
Interest (net of foreign taxes withheld of $44,580)	345,283
Interest — Scudder Cash Management QP Trust	34,552
Total Income	19,875,080
Expenses: Management fee	4,535,804
Services to shareholders	23,645
Custodian and accounting fees	891,914
Auditing	78,560
Legal	340,500
Directors' fees and expenses	57,016
Reports to shareholders	141,523
Stock exchange listing fees	36,720
Other	214,992
Total expenses, before expense reductions	6,320,674
Expense reductions	(34,498)
Total expenses, after expense reductions	6,286,176
Net investment income (loss)	13,588,904
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	(4,727,266)
Won related transactions	1,884,017
(2,843,249)
Net unrealized appreciation (depreciation) during the period on: Investments	208,682,106
Won related transactions	(82,597)
208,599,509
Net gain (loss) on investment transactions	205,756,260
Net increase (decrease) in net assets resulting from operations	$ 219,345,164

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2004	Year Ended June 30, 2004
Operations: Net investment income (loss)	$ 13,588,904	$ 9,496,042
Net realized gain (loss) on investment transactions	(2,843,249)	22,465,941
Net unrealized appreciation (depreciation) during the period on investment transactions	208,599,509	179,501,753
Net increase (decrease) in net assets resulting from operations	219,345,164	211,463,736
Distributions to shareholders from: Net investment income	(20,115,672)	(14,901,571)
Net realized gains	(8,940,300)	—
Fund share transactions: Cost of shares repurchased	—	(3,258,069)
Cost of shares tendered	—	(108,814,019)
Net increase (decrease) in net assets from Fund share transactions	—	(112,072,088)
Increase (decrease) in net assets	190,289,192	84,490,077
Net assets at beginning of period	963,132,513	878,642,436
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $390,770 and $6,135,998, respectively)	$ 1,153,421,705	$ 963,132,513
Other Information
Shares outstanding at beginning of period	44,701,493	49,863,602
Shares repurchased	—	(195,700)
Shares tendered	—	(4,966,409)
Net increase (decrease) in Fund shares	—	(5,162,109)
Shares outstanding at end of period	44,701,493	44,701,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2004[a]	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 21.55	$ 17.62	$ 20.20	$ 13.01	$ 20.04	$ 17.72
Income (loss) from investment operations
Net investment income (loss)[b]	.30	.20	.17	.11	.17	.05
Net realized and unrealized gain (loss) on investment transactions	4.60	3.90	(1.90)	7.20	(5.61)	2.27
Total from investment operations	4.90	4.10	(1.73)	7.31	(5.44)	2.32
Less distributions from: Net investment income	(.45)	(.30)	(.18)	—	(.18)	—
Net realized gains on investment transactions	(.20)	—	(.67)	(.12)	(1.41)	—
Total distributions	(.65)	(.30)	(.85)	(.12)	(1.59)	—
NAV accretion resulting from repurchases, shares tendered and reinvestment of distributions for shares at value	—	.13	.00[c]	.00[c]	—	—
Net asset value, end of period	$ 25.80	$ 21.55	$ 17.62	$ 20.20	$ 13.01	$ 20.04
Market value, end of period	$ 24.06	$ 18.85	$ 14.99	$ 16.44	$ 10.58	$ 14.06
Total Return
Per share net asset value (%)[d]	22.93**	24.15	(8.34)	56.39	(25.01)	13.09
Per share market value (%)[d]	31.13**	27.66	(4.29)	56.71	(13.16)	(5.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,153	963	879	1,009	651	1,002
Ratio of expenses before expense reductions (%)	1.24*	1.27	1.26	1.21	1.24	1.20
Ratio of expenses after expense reductions (%)	1.24*	1.27	1.26	1.21	1.23	1.19
Ratio of net investment income (loss) (%)	1.35e**	.94	.99	.69	1.18	.24
Portfolio turnover rate (%)	6*	20	7	18	40	31

a For the six months ended December 31, 2004.

b Based on average shares outstanding during the period.

c Amount is less than $.005 per share.

d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from, or premium to, net asset value at which the Fund's shares trade during the period.

e The ratio for six months ended December 31, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund, which has a June 30 year-end, earns substantially less dividend income in the second half of its year than in the first half of each year.

* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value Korean equity securities in order to adjust for events which may occur between the close of the Korean stock exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2004, the exchange rate for Korean Won was US $.00097 to W 1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current distributions will be determined at the end of current fiscal year.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on ex-dividend date in the prior December and/or June period end. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $78,057,460 and $27,469,846, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Agreement through November 30, 2004 was equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. Effective December 1, 2004, the Management Agreement was amended. Under the amended Management Agreement, the management fee payable is equal to an annualized rate of 0.60% on the first $250 million of the Fund's month-end net assets, 0.575% on the next $250 million of such net assets, 0.55% on the next $250 million of such net assets, 0.525% on the next $250 million of such net assets, 0.50% of such net assets in excess of $1 billion. The market value of Hankang Restructuring Fund, which is managed by the Manager, has been excluded from the net assets used to calculate the management fee. For the six months ended December 31, 2004, the Manager waived a portion of its fee amounting to $30,362, and the portion charged amounted to $4,505,443 which was equivalent to an annualized effective rate of 0.88% of the Fund's average month-end net assets.

Deutsche Investment Trust Management Company Limited ("DeITMC"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $324 and $297, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend- paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2004, the amount charged to the Fund by SISC aggregated $8,100, of which $5,400 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended December 31, 2004 the amount charged to the Fund by SSC aggregated $7,500, of which $3,750 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2004, the amount charged to the Fund by SFAC aggregated $282,879, of which $267,870 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Stock Exchange. As of December 31, 2004, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the "FSC") before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund's holdings in each of LG Home Shopping, Inc. and SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of December 31, 2004.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At December 31, 2004, The President and Fellows of Harvard College held approximately 22% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Expense Reductions

For the six months ended December 31, 2004, the Manager agreed to reimburse the Fund $4,136, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during six months ended December 31, 2004 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	—	—	—	—	—
BYC Co., Ltd.	39,530	—	—	—	20,580	1,748,912
Jeonbuk Bank	2,787,695	—	—	—	325,482	11,848,781
Nam Yang Dairy Products Co., Ltd.	44,550	—	—	—	32,161	15,210,036
Oriental Fire & Marine Insurance Co.	584,860	—	—	—	—	9,802,281
Samsung Climate Control Co., Ltd.	827,630	—	—	—	19,887	5,092,739
Interflex Co., Ltd.	667,800	8,039,630	—	—	66,860	11,192,359
Samwoo Co., Ltd.	754,800	2,092,375	—	—	60,456	2,307,711
SE Co., Ltd.	636,950	—	—	—	—	1,932,016
Seoul Semiconductor Co., Ltd.	1,003,900	4,775,077	—	—	201,021	16,195,064
Taegu Department Store Co., Ltd.	1,336,800	4,316,669	—	—	—	9,930,440
Telephus Co., Ltd.	2,266,667	—	—	—	—	328,439
		19,223,751	—	—	726,447	85,588,778

* Net of foreign taxes withheld.

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. During the six months ended December 31, 2004 and the year ended June 30, 2004, the Fund purchased 0 and 195,700 shares of common stock on the open market at a total cost of $0 and $3,258,069, respectively. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 0% and 16.0%, respectively. These shares are held in treasury.

K. Tender Offer Shares Program

On January 21, 2004, the Fund's Board of Directors approved a tender offer for the period January 23, 2004 through February 23, 2004 for up to 10% of its outstanding shares of common stock for cash, at a price per share equal to 95% of the net asset value on the business day after the day on which the offer expires. The tender offer was fully subscribed for the maximum limit of 10% of Fund shares outstanding aggregating 4,966,409 shares at a total cost of $108,814,019 ($21.91 per share). The discount of these purchases of tendered shares comparing the purchase price to the net asset value at the time of purchase was 5%. These shares are also held in treasury. There will be no further tender offers under this program.

L. New Tender Offer Shares Program

On December 15, 2004, the Fund's Directors approved an offer to repurchase 50% of the Fund's outstanding shares in exchange for portfolio securities of the Fund and a program for future repurchase offers.

The initial offer would be to repurchase 50% of the Fund's outstanding shares at a price of 98% of net asset value on the day after the expiration of the offer. Shareholders exchanging their shares in the offer would receive a pro rata share of the Fund's portfolio. Shareholders may sell their share of portfolio securities and receive the cash proceeds.

Launching of the offer would be conditioned on receipt of a ruling from the Internal Revenue Service that the Fund would not recognize capital gain as a result of distributing appreciated property to participating shareholders. The offer would also conditioned on approvals by the SEC and by regulators in Korea. The Fund currently anticipates receipt of approvals in the first half of 2005.

The Directors also approved making semiannual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the Fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

In light of the size of the initial offer and the program for subsequent offers, the Directors announced that the Fund would not proceed with its previously announced program of a contingent 10% repurchase offer in the first quarter of 2005 and in the first quarter of 2006.

There can be no assurance that the approvals needed for the repurchase offers will be obtained, or that any action proposed or adopted by the Directors will reduce or eliminate the discount from net asset value at which the Fund's shares trade.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2005	PricewaterhouseCoopers LLP

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Korea Fund, Inc.

The Annual Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc. (the "fund"), was held on October 6, 2004, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the two candidates nominated for election as Directors by the City of London Investment Group PLC, Julian Reid and Chris Russell, were elected. In addition, stockholders rejected a stockholder proposal to terminate the Fund's investment management agreement with Deutsche Investment Management Americas Inc. The resulting votes are presented below.

1. To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Julian Reid	22,078,233	112,480
Chris Russell	22,077,738	112,975
Susan Kaufman Purcell	7,407,143	992,612
Vincent J. Esposito	7,373,248	1,026,527

2. To terminate immediately the fund's investment management agreement with Deutsche Investment Management Americas Inc.:

	Number of Votes:
For	Against	Abstain
18,442,573	10,355,253	1,792,639

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc. and The Korea Fund, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                       (a)                  (b)
                                       Total Number of      Average Price Paid
Period                                 Shares Purchased     per Share

--------------------------------------------------------------------------------

July 1 through July 31, 2004                  n/a                  n/a
August 1 through August 31, 2004              n/a                  n/a
September 1 through September 30, 2004        n/a                  n/a
October 1 through October 31, 2004            n/a                  n/a
November 1 through November 30, 2004          n/a                  n/a
December 1 through December 31, 2004          n/a                  n/a

--------------------------------------------------------------------------------
Total                                         n/a                  n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Total Number          Maximum Number of
                                        of Shares             Shares that
                                        Purchased as          May Yet Be
Period                                  Part of Publicly      Purchased
                                        Announced             Under the
                                        Plans or Programs     Plans or Programs
--------------------------------------------------------------------------------

July 1 through July 31, 2004                    n/a               n/a
August 1 through August 31, 2004                n/a               n/a
September 1 through September 30, 2004          n/a               n/a
October 1 through October 31, 2004              n/a               n/a
November 1 through November 30, 2004            n/a               n/a
December 1 through December 31, 2004            n/a               n/a

--------------------------------------------------------------------------------
Total                                           n/a               n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park
Avenue New York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Korea Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Korea Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005